Exhibit 32.2

SUSGLOBAL ENERGY CORP. .

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of SusGlobal Energy Corp. (the “Company”) for the fiscal year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ike Makrimichalos, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 13, 2018

/s/Ike Makrimichalos
Ike Makrimichalos
Chief Financial Officer
(Principal Financial and
Accounting Officer)